                                                                   EXHIBIT 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. EASTERN STANDARD TIME, ON NOVEMBER
 , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD TIME ON THE EXPIRATION DATE.

                           ARCH COMMUNICATIONS, INC.

OFFER TO EXCHANGE 12 3/4% SENIOR NOTES DUE 2007 (THE "EXCHANGE NOTES") FOR ALL
        OUTSTANDING 12 3/4% SENIOR NOTES DUE 2007 (THE "PRIVATE NOTES")

                             LETTER OF TRANSMITTAL
                       FOR 12 3/4% SENIOR NOTES DUE 2007

                                EXCHANGE AGENT:

                     U.S. BANK TRUST NATIONAL ASSOCIATION
                                 By Facsimile:
                                (651) 244-5011
                            Attention: Flora Gomez

                             Confirm by telephone:
                                (651) 244-8161

                       By Registered or Certified Mail:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                     Attn: Specialized Finance Department

                          By Hand/Overnight Courier:
                     U.S. Bank Trust National Association
                              180 East 5th Street
                           St. Paul, Minnesota 55101
                     Attn: Specialized Finance Department

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  The undersigned acknowledges receipt of the Prospectus dated October , 1998 (the "Prospectus") of Arch Communications, Inc. ("Arch" or the "Issuer") and this Letter of Transmittal for 12 3/4% Senior Notes due 2007 which may be amended from time to time (this "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange, for each $1,000 in principal amount of its outstanding 12 3/4% Senior Notes due 2007 (the "'Private Notes") issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), $1,000 in principal amount of 12 3/4% Senior Notes due 2007 (the "Exchange Notes").

  The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

  All holders of Private Notes who wish to tender their Private Notes must, prior to the Expiration Date; (1) complete, sign, date and mail or otherwise deliver this Letter to the Exchange Agent, in person or to the address set forth above, if delivery of this Letter is required pursuant to Instruction 1, and (2) tender his or her Private Notes or, if a tender of Private Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus. (See Instruction 1).

  The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above.

  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO
             THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW.

  Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

  List in Box 1 below the Private Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Private Notes on a separate signed schedule and affix that schedule to this Letter.

                                     BOX 1

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------
                                                                     PRINCIPAL
 NAME(S) AND ADDRESS(ES)                                             AMOUNT OF
 OF REGISTERED HOLDER(S)        CERTIFICATE    PRINCIPAL AMOUNT    PRIVATE NOTES
(PLEASE FILL IN IF BLANK)       NUMBER(S)(1)   OF PRIVATE NOTES     TENDERED(2)
--------------------------------------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------
                                 TOTALS:
--------------------------------------------------------------------------------
 (1) Need not be completed if Private Notes are being tendered by book-entry transfer.
 (2) Unless otherwise indicated, the entire principal amount of Private
     Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.
--------------------------------------------------------------------------------

Ladies and Gentleman:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Private Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Original Notes tendered.

  The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Private Notes, with full power of substitution, to: (a) deliver certificates for such Private
Notes: (b) deliver Private Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's Agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Private Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he, she or it has full power and authority to tender, exchange, assign and transfer the Private Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Private Notes tendered.

  The undersigned agrees that acceptance of any tendered Private Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Exchange and Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Private Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, that it is not a broker-dealer that owns Private Notes acquired directly from the Issuer or an affiliate of the Issuer, that it is acquiring the Exchange Notes in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of the Exchange Notes or (b) that it is an "affiliate" (as so defined) of the Issuer or of the initial purchasers in the original offering of the Private Notes, and that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it.

  The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account, it will deliver a prospectus in connection with any resale of such Exchange Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned understands that the Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

  All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

  Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Notes (and, if applicable, a certificate for any Private Notes not tendered but represented by a certificate also encompassing Private Notes which are tendered) to the undersigned at the address set forth in Box 1.

  The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

[_]CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
  Account Number:
  Transaction Code Number:

[_]CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A
   NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owners(s): _____________________________
  Date of Execution of Notice of Guaranteed Delivery:
  Window Ticket Number (if available):
  Name of Institution which Guaranteed Delivery:

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2
                                PLEASE SIGN HERE
       WHETHER OR NOT PRIVATE NOTES ARE BEING PHYSICALLY TENDERED HEREBY
 X _____________________________________________________   ___________________
 X _____________________________________________________   ___________________
    SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY              DATE
 Area Code and Telephone Number: ____________________________________________

 This box must be signed by registered holder(s) of Private Notes as their name(s) appear(s) on certificate(s) for Private Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)
 Name(s) ____________________________________________________________________
 ____________________________________________________________________________
                                (PLEASE PRINT)
 Capacity ___________________________________________________________________
 Address ____________________________________________________________________
 ____________________________________________________________________________
                              (INCLUDE ZIP CODE)

 Signature(s)             ---------------------------------------------------
 Guaranteed by an                       (AUTHORIZED SIGNATURE)
 Eligible                 ---------------------------------------------------
 Institution:                                   (TITLE)
 (If required by          ---------------------------------------------------
 Instruction 3)                             (NAME OF FIRM)

                                     BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

--------------------------------------------------------------------------------
               PAYOR'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
                        PART 1--PLEASE PROVIDE YOUR    Social Security Number
                        TIN IN THE BOX AT RIGHT AND          or Employer
                        CERTIFY BY SIGNING AND          Identification Number
                        DATING BELOW.

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF                                         ----------------------
 THE TREASURY          --------------------------------------------------------
 INTERNAL               PART 2--Check the box if you are NOT subject to back-
 REVENUE                up withholding under the provisions of Section
 SERVICE                2406(a)(1)(C) of the Internal Revenue Code because
                        (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends or (2) the Internal
                        Revenue Service has notified you that you are no longer subject to back-up withholding. [_]

                        CERTIFICATION--UNDER THE PENALTIES OF   PART 3
                        PERJURY, I CERTIFY THAT THE INFORMA-    Check if
                        TION PROVIDED ON THIS FORM IS TRUE,     Awaiting
                        CORRECT AND COMPLETE.                   TIN [_]
 PAYOR'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)

                       --------------------------------------------------------
                        SIGNATURE ______________  DATE _______

               BOX 4                                     BOX 5


   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
     (SEE INSTRUCTIONS 3 AND 4)                (SEE INSTRUCTIONS 3 AND 4)

 To be completed ONLY if                   To be completed ONLY if
 certificates for Private Notes in         certificates for Private Notes in
 a principal amount not exchanged,         a principal amount not exchanged,
 or Exchange Notes, are to be              or Exchange Notes, are to be sent
 issued in the name of someone             to someone other than the person
 other than the person whose               whose signature appears in Box 2
 signature appears in Box 2, or if         or to an address other than that
 Private Notes delivered by book-          shown in Box 1.
 entry transfer which are not
 accepted for exchange are to be
 returned by credit to an account
 maintained at the Book-Entry              Deliver:
 Transfer Facility other than the
 account indicated above.                  (check appropriate boxes)

                                           [_]         Private Notes not
                                           tendered
 Issue and deliver:

                                           [_]         Exchange Notes, to:
 (check appropriate boxes)                 Name______________________________

                                                     (PLEASE PRINT)
 [_]         Private Notes not             Address __________________________
 tendered
                                           __________________________________
 [_]         Exchange Notes, to:

 Name _____________________________
           (PLEASE PRINT)
 Address __________________________
 PLEASE COMPLETE THE SUBSTITUTE
 FORM W-9 AT BOX 3
    TAX I.D. OR SOCIAL SECURITY
        NUMBER:

                                 INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Private Notes as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, or a Book-Entry Confirmation, as the case may be, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. This Letter must be used:
(i) by all holders who are not ATOP members, (ii) by holders who are ATOP members but choose not to use ATOP or (iii) if the Private Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering". The method of delivery of this Letter, certificates for Private Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

  Holders whose Private Notes are not immediately available or who cannot deliver their Private Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Private Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure:
(i) tender must be made by or through an Eligible Institution (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, telex, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Private Notes and the principal amount of Private Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Private Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Private Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering".

  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Private Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Private Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Private Notes.

  Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

  2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Private Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Private Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Private Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Private Notes represented by a submitted certificate is tendered (or, in the case of Private Notes tendered by book-entry transfer, such non-exchanged Private Notes will be credited to an amount maintained by the holder with the Book-Entry Transfer Facility).

  If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Private Notes, a notice of withdrawal must; (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that it has accepted the tender of Private Notes pursuant to the Exchange

Offer; (ii) specify the name of the person who tendered the Private Notes;
(iii) contain a description of the Private Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Private Notes and the principal amount of Private Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee).

  3. SIGNATURE ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Private Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Private Notes, without alteration, enlargement or any change whatsoever.

  If any of the Private Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Private Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

  If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Private Notes are tendered; and/or (ii) untendered Private Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Private Notes, nor provide a separate bond power. If any other case, the holder of record must transmit a separate bond power with this Letter.

  If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

  Signatures on this Letter must be guaranteed by an Eligible Instruction, unless Private Notes are tendered: (i) by a holder who has not completed Box 4 (entitled "Special Issuance Instructions") or Box 5 (entitled "Special Delivery Instructions") on this Letter; or (ii) for the account an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP) (collectively, "Eligible Institutions"). If Private Notes are registered in the name of a person other than the signer of this Letter, the Private Notes surrendered for exchange must be endorsed by the registered holder with the signature thereon guaranteed by an Eligible Institution, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

  4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Private Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Private Notes by book-entry transfer may request that Private Notes not exchanged be credited to such account maintained at the Book-Entry Facility as such holder may designate.

  5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Private Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained). Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Private Notes are in more than one name or are not in the name of the actual owner; consult the enclosed Guidelines for information on which TIN to report.

  6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Private Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes or certificates for Private Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Private Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

  7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Private Notes tendered.

  8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Private Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

  9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

  IMPORTANT: This Letter (together with certificates representing tendered Private Notes or a Book-Entry Confirmation and all other required documents) or a properly executed Notice of Guaranteed Delivery must be received by the Exchange Agent on or before the Expiration Date.